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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    January 4, 2001



                          CADENCE DESIGN SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      1-10606                77-0148231
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation )                 Number)          Identification Number)
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                          2655 SEELY AVENUE, BUILDING 5
                          SAN JOSE, CALIFORNIA   95134
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (408) 943-1234


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ITEM 5.  OTHER EVENTS.

         On January 4, 2001, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), issued a joint press release with CadMOS
Design Technology, Inc., a California Corporation ("CadMOS"), announcing that the Registrant entered into a definitive agreement to acquire CadMOS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  Exhibits

     Exhibit No.           Description
     -----------           -----------
     Exhibit 99.1          Press Release of the Registrant and CadMOS Design
                           Technology, Inc. issued on January 4, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of January 5, 2001.

                                   CADENCE DESIGN SYSTEMS, INC.

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
                                   By: /s/ R.L. Smith McKeithen
                                       ----------------------------------------
                                       R.L. Smith McKeithen
                                       Senior Vice President and General Counsel

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                                  EXHIBIT INDEX


Exhibit No.          Document
-----------          --------
Exhibit 99.1         Press Release of the Registrant and CadMOS Design
                     Technology, Inc. issued on January 4, 2001.
